UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

__________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 15, 2022

__________________

The First of Long Island Corporation

(Exact name of the registrant as specified in its charter)

__________________

New York	001-32964	11-2672906
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

10 Glen Head Road
Glen Head, New York	11545
(Address of principal executive offices)	(Zip Code)

(516) 671-4900

(Registrant’s telephone number)

Not applicable

(Former name or former address, if changed since last report)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, $0.10 par value per share	FLIC	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) The employment agreements previously entered into between The First of Long Island Corporation (the “Company”), its wholly owned subsidiary, The First National Bank of Long Island (the “Bank”), and President and Chief Executive Officer Christopher Becker, as well as the employment agreements previously entered into between the Company, the Bank and executive officers Jay McConie, Christopher Hilton, Janet Verneuille and Richard Perro have been amended to provide that the severance benefits payable in the event of a qualifying termination of employment following a change in control of the Company shall be a multiple of base salary plus annual cash incentive compensation (calculated based on target levels of performance for the year in which the change in control occurs), rather than a multiple of base salary only. The employment agreement with Mr. Becker was amended and restated in light of previous amendments and is attached to this Form 8-K filing as Exhibit 10.12. The form of amendment to each of the other employment agreements is attached to this Form 8-K filing as Exhibit 10.13.

Item 9.01 Financial Statements and Exhibits

Exhibit 10.12 – Amended and Restated Employment Agreements between The First of Long Island Corporation, The First National Bank of Long Island and Christopher Becker.

Exhibit 10.13 – Form of Amendment to Employment Agreements between The First of Long Island Corporation, The First National Bank of Long Island and Jay McConie, Christopher Hilton, Janet Verneuille and Richard Perro.

Exhibit 104 – Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The First of Long Island Corporation
(Registrant)

By: /s/ Jay P. McConie
Jay P. McConie
Executive Vice President, Chief
Financial Officer & Treasurer
(principal financial officer)

Dated: February 17, 2022